                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 24, 1997, with respect to the financial statements of BRMC of Delaware, Inc. included in the Registration Statement (Form S-1 No. 333-37205) and related Prospectus of Compass International Services Corporation for the registration of 4,715,000 shares of its common stock.

/s/ Ernst & Young LLP

November 11, 1997
Atlanta, Georgia